-----------------------                                  -----------------------
CUSIP NO. 127537108               SCHEDULE 13D                     PAGE 12 OF 13
-----------------------                                  -----------------------

Exhibit 1

                             Joint Filing Agreement
                            Pursuant to Rule 13d-1(k)

      The undersigned persons (the "Reporting Persons") hereby agree that a joint statement on this Schedule 13D, and any amendments thereto, be filed on their behalf by ING Groep N.V.

      Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning each of them contained therein, but none of the Reporting Persons is responsible for the completeness or accuracy of the information concerning any other Reporting Person.

Date: February 15, 2005.

                                       ING GROEP N.V.


                                       By:  /s/ Huib D. ter Haar
                                            ------------------------------------
                                            Name:   Huib D. ter Haar
                                            Title:  Group Compliance Officer

                                       By:  /s/ Rein K. Pijpers
                                            ------------------------------------
                                            Name:   Rein K. Pijpers
                                            Title:  Assistant General Counsel

                                       ING CAPITAL LLC


                                       By:  /s/ Huib D. ter Haar
                                            ------------------------------------
                                            Name:   Huib D. ter Haar
                                            Title:  Attorney-in-fact

                                       By:  /s/ Rein K. Pijpers
                                            ------------------------------------
                                            Name:   Rein K Pijpers
                                            Title:  Attorney-in-fact